Exhibit 10.17

LIPOSCIENCE, INC.

NOTICE OF INCENTIVE STOCK OPTION

2007 STOCK INCENTIVE PLAN

LipoScience, Inc., a Delaware corporation (the “Company”) grants to the undersigned (the “Participant”) the following incentive stock option to purchase shares (the “Shares”) of the common stock of the Company, par value $0.001 per share (the “Common Stock”), pursuant to the Company’s 2007 Stock Incentive Plan (the “Plan”):

Participant:	*[Participant Name]

Total Number of Shares:	*[Number of Shares]

Grant Date:	*[Grant Date]

Exercise Price per Share:	$*[Exercise Price]

Vesting Commencement Date:	*[Vesting Date]

Vesting Schedule:	*[Describe Vesting Schedule – for example: “25% of the Total Number of Shares shall vest and become exercisable on the 1 year anniversary of the Vesting Commencement Date and 1/48 of the Total Number of Shares shall vest and become exercisable on the corresponding day of each month thereafter, or on the last day of each month, to the extent each month thereafter does not have the corresponding day, until all of the Shares have vested on the fourth anniversary of the Vesting Commencement Date, subject to Participant continuing to be a Service Provider through each such date.”]

Final Exercise Date:	*[Expiration Date]. This Option may expire earlier pursuant to Section 3 of the Incentive Stock Option Agreement if the Participant’s relationship with the Company is terminated or pursuant to Section 8 of the Plan.

This incentive stock option is granted under and governed by the terms and conditions of the Plan and the Incentive Stock Option Agreement, both of which are incorporated herein by reference. By signing below, the Participant accepts this incentive stock option, acknowledges receipt of a copy of the Plan and the Incentive Stock Option Agreement, and agrees to the terms thereof.

*[PARTICIPANT NAME]:	LIPOSCIENCE, INC.

By:
(Signature)

Name:

Address:	Title:

Date:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

LIPOSCIENCE, INC.

INCENTIVE STOCK OPTION AGREEMENT

Granted under 2007 Stock Incentive Plan

1.	Grant of Option.

This Incentive Stock Option Agreement (the “Agreement”) evidences the grant by LipoScience, Inc., a Delaware corporation (the “Company”), on the Grant Date to the Participant, an employee of the Company, of an option (this “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, the Total Number of Shares at the Exercise Price per Share, all as defined and set forth in the accompanying Notice of Incentive Stock Option (the “Notice”). Capitalized terms that are not otherwise defined herein or in the Notice shall have the meanings given to such terms in the Plan.

It is intended that this Option shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). If for any reason the Option, or any portion thereof, does not meet the requirements of Section 422 of the Code, then the Option, or any portion thereof, as necessary, shall be deemed a nonstatutory stock option granted under the Plan. Except as otherwise indicated by the context, the term “Participant,” as used in this Agreement, shall include any person who acquires the right to exercise this Option validly under its terms.

2.	Vesting Schedule.

This Option shall vest and become exercisable at the time or times set forth in the accompanying Notice. In addition, this Option may vest and become exercisable on an accelerated basis as set forth in the third paragraph of Section 8(b)(2) of the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this Option shall be in writing in substantially the form of the Notice of Stock Option Exercise attached to this Agreement as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares subject to this Option; provided that, no partial exercise of this Option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Participant, at the time of the exercise of this Option, is, and has been at all times since the Grant Date, a Service Provider to or of the Company or any subsidiary of the Company as defined in Section 424 (e) or (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise Date); provided that, this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment agreement, confidentiality and nondisclosure agreement, or other agreement between the Participant and the Company, the right to exercise this Option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while the Participant is an Eligible Participant and the Company has not terminated such relationship for “Cause” (as defined below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided that, this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of the Participant’s death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s status as a Service Provider is terminated by the Company for Cause (as defined below), the right to exercise this Option shall terminate immediately upon the effective date of such termination. If the Participant is party to an agreement with the Company that contains an applicable definition of “cause”, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform the Participant’s responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

4.	Restrictions on Transfer; Rights of First Refusal.

(a) Bylaws. The Participant acknowledges and agrees that the Shares are subject to the provisions of the Company’s Bylaws, as amended from time to time (the “Bylaws”), including without limitation, all restrictions on transfer and rights of first refusal described in the Bylaws. The Participant may inspect the Bylaws at the Company’s principal office.

(b) Legend. Any certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer and/or voting of the Company securities):

“The securities represented by this certificate, and the transfer thereof, are subject to the restriction on transfer provisions of the Bylaws of the Company, a copy of which is on file in, and may be examined at, the principal office of the Company.”

5.

Agreement in Connection with Public Offering. The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”): (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the

Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, which period may be extended upon the request of the underwriters for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

The Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters of such offering which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested, by the Company or the underwriters of such offering, the Participant shall provide, within 10 days of such request, such information as may be required by the Company or such underwriters in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefits plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of the applicable period. Participant agrees that any transferee of this Option or Shares pursuant to this Agreement shall be bound by this Section 5.

6.	Tax Matters.

(a) Withholding. No Shares shall be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this Option.

(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this Option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this Option, the Participant shall immediately notify the Company in writing of such disposition and shall timely satisfy all resulting tax obligations and shall hold the Company harmless with respect to any such tax obligations.

(c) Code Section 409A. The Exercise Price is intended to be the Fair Market Value of the Common Stock on the Grant Date. The Company has determined the Fair Market Value of the Common Stock in good faith and using the reasonable application of a reasonable valuation method, for purposes of determining the Exercise Price. Notwithstanding this, the Internal Revenue Service may assert that the Fair Market Value of the Common Stock on the Grant Date was greater than the Exercise Price. Under Code Section 409A, if the Exercise Price is less than the Fair Market Value of the Common Stock as of the Grant Date, this Option may be treated as a form of deferred compensation and the Participant may be subject to an additional twenty percent (20%) tax, plus interest and possible penalties. The Participant acknowledges that the Company has advised the Participant to consult with a tax adviser regarding the potential impact of Code Section 409A and that the Company, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Code Section 409A, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

7.	Nontransferability of Option. This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

8.	Provisions of the Plan. This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.

9	Entire Agreement; Governing Law. The Plan, the accompanying Notice, and the Bylaws are incorporated herein by reference. This Agreement, the Notice, the Plan, and the Bylaws constitute the entire agreement between the Company and the Participant with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, as to matters within the scope thereof, and the internal laws of the State of North Carolina (without reference to conflict of law provisions), as to all other matters.

10.	Amendment. Except as set forth in Section 6(c), this Agreement may not be modified or amended in any manner adverse to the Participant’s interest except by means of a writing signed by the Company and Participant.

11.	No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE SET FORTH HEREIN AND IN THE NOTICE ARE EARNED ONLY BY CONTINUING SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE WITH OR WITHOUT CAUSE.

* * *

Exhibit A

LIPOSCIENCE, INC.

NOTICE OF INCENTIVE STOCK OPTION EXERCISE

2007 STOCK INCENTIVE PLAN

The undersigned (the “Participant”) has previously been awarded an incentive stock option (the “Option”) to purchase shares (the “Shares”) of the common stock of LipoScience, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2007 Stock Incentive Plan (the “Plan”), and hereby notifies the Company of the Participant’s desire to exercise the Option on the terms set forth herein:

PARTICIPANT INFORMATION:	OPTION INFORMATION:

Name:	Grant Date:

Address:	Exercise Price Per
	Share:	$

Taxpayer ID #:	Total Shares Covered by Option:

EXERCISE INFORMATION:

Number of Shares Being Purchased:

Aggregate Exercise Price:	$

Form of Payment (check all that apply):	☐ Check for $ made payable to “LipoScience, Inc.”
☐ Cash in the amount of $

Please register the Shares in my name as follows:
(Print name as it is to appear on stock certificate)

REPRESENTATIONS AND WARRANTIES OF THE PARTICIPANT:

The Participant hereby represents and warrants to the Company that, as of the date hereof:

1.	I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2.	I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3.	I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4.	I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5.	I acknowledge that I am acquiring the Shares subject to all other terms of the Plan, including the Notice of Incentive Stock Option and related Incentive Stock Option Agreement.

6.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Shares at this time. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me.

7.	I acknowledge that the Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Incentive Stock Option and related Incentive Stock Option Agreement.

8.	I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

(Print Participant Name)

(Signature)

Date: